Exhibit 10.23

AMENDMENT NO. 2 TO CONSULTING AGREEMENT

This Amendment No. 2 (the "Amendment No. 2") to the Consulting Agreement (the "Agreement") dated February 22, 2021 and Amendment dated August 2, 2021 is between Jonathan Kurtis ("Consultant") and Ocean Biomedical, Inc., (the "Company") (each a "Party" and collectively the "Parties"). This Amendment No. 2 is effective December 31, 2021.

Amendment No. 2 refers to the extension of the termination date under Section 4-Term of Agreement; Termination, (i) as follows:

Under (i) Replace December 31, 2021 with December 31, 2023.

In the event of any conflicts or inconsistencies between the provisions of the Amendment and the Agreement and/or any addenda thereto, the provisions of the Amendment will prevail. Except as set forth in the Amendment, the remainder of the Consulting Agreement will remain in full force and effect, unamended.

Accepted and agreed to as the effective date first written above:

OCEAN BIOMEDICAL, INC.

By: ______________________

Name: Chirinjeev Kathuria
Title: Executive Chairman

INDIVIDUAL

____
Name (Print): Jonathan Kurtis